UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tivic Health Systems, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED JULY 13, 2023

25821 Industrial Blvd., Suite 100

Hayward, CA 94545

(888) 276-6888

Tivic Health Systems, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 11, 2023

Dear Stockholder:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Tivic Health Systems, Inc., a Delaware corporation (the “Company”), will be held on Friday, August 11, 2023, at 10:00 a.m., Pacific Daylight Time. We have adopted a virtual format for our Special Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TIVC2023SM, where you will be able to vote electronically and submit questions. You may also attend the Special Meeting and submit your vote by proxy ahead of the Special Meeting through the designated website. For further information, please see the Questions and Answers about the Special Meeting beginning on the first page of the accompanying Proxy Statement. The purposes of the Special Meeting are as follows:

1.

To approve an amendment to our amended and restated certification of incorporation to effect, at the discretion of our board of directors (“Board”), a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-5 and not greater than 1-for-100, such ratio to be determined by our Board of at any time within twelve months, without further approval or authorization of our stockholders; and

2.

To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Special Meeting.

Our Board has carefully reviewed and considered the foregoing proposals, and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board has approved each proposal and recommends that you vote “FOR” each of Proposals 1 and 2. These proposals are more fully described in the Proxy Statement accompanying this Notice. Action may be taken on any one of the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Special Meeting.

Our Board has fixed the close of business on July 11, 2023, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Special Meeting. A list of the stockholders of record as of the close of business on July 11, 2023, will be available for inspection by any of our stockholders for any purpose germane to the Special Meeting during normal business hours at our principal executive offices, located at 25821 Industrial Blvd., Suite 100, Hayward, California 94545, beginning ten days before the Special Meeting through the date of the Special Meeting.

On or about July [__], 2023, we are mailing this Notice, along with the accompanying Proxy Statement and proxy card, to each of our stockholders entitled to notice of and to vote at the Special Meeting. Accompanying this Notice is the Proxy Statement and a proxy card that includes voting instructions. Whether or not you expect to attend our Special Meeting, please complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card.

We cordially invite you to virtually attend the Special Meeting. Your vote is important, no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Special Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card you receive or to submit your vote using another method included in the proxy card you receive in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in enclosed proxy card that you receive in the mail. This will not limit your right to virtually attend or vote at the Special Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Special Meeting.

Even if you plan to attend the virtual Special Meeting, we request that you submit a proxy by following the instructions provided in the enclosed proxy card you receive in the mail as soon as possible in order to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

By order of the Board of Directors,

Sheryle Bolton
Chairperson of the Board

Hayward, California

July [__], 2023

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE NOTICE.

STOCKHOLDER PROPOSALS	15

OTHER BUSINESS	16

MISCELLANEOUS	16

AVAILABILITY OF ADDITIONAL INFORMATION	16

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED JULY 13, 2023

25821 Industrial Blvd., Suite 100

Hayward, CA 94545

(888) 276-6888

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 11, 2023

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Tivic Health Systems, Inc., a Delaware corporation (the “Company,” “Tivic,” “we” or “us”), for use at the Special Meeting of Stockholders of the Company (the “Special Meeting”), to be held on Friday, August 11, 2023, at 10:00 a.m., Pacific Daylight Time. We have adopted a virtual format for our Special Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TIVC2023SM, where you will be able to vote electronically. You may also attend the Special Meeting and submit your vote by proxy ahead of the Special Meeting by following the instructions included on the enclosed proxy card. For further information, please see the Questions and Answers about these Proxy Materials and Voting beginning on page 2 of this Proxy Statement.

On or about July [    ], 2023, we are mailing this Proxy Statement and the accompanying proxy card to each of our stockholders entitled to notice of and to vote at the Special Meeting. The enclosed proxy card includes instructions for how you may vote your shares at the Special Meeting.

This Proxy Statement will also be accessible online on or about July [__], 2023 at: https://tivichealth.com/investor/#SEC.

Only stockholders of record at the close of business on July 11, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, there were 62,177,734 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding, which were held by approximately 105 stockholders of record as of such date. Shares cannot be voted at the Special Meeting unless the holder thereof is present or represented by proxy. The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the Company’s capital stock issued and outstanding, as of the close of business on the Record Date, and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof.

Our Board has selected Jennifer Ernst to serve as the holder of proxies for the Special Meeting. The shares of Common Stock represented by each executed and returned proxy will be voted by Ms. Ernst in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Ms. Ernst will vote your shares “FOR” each of the proposals being made at the Special Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any other matter that may be properly presented for action at the Special Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Special Meeting. If you have not voted through your broker or other third-party intermediary, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote virtually at the Special Meeting. However, your attendance at the Special Meeting will not, by itself, revoke your proxy. If you have instructed a broker or other third-party intermediary to vote your shares, you must follow the directions you receive from them to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Special Meeting.

We will provide copies of this Proxy Statement and the accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q.	When is the Special Meeting?

A.	Friday, August 11, 2023, at 10:00 a.m., Pacific Daylight Time.

Q.	Where will the Meeting be held?

A.	We have adopted a completely virtual format for our Special Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Special Meeting via the Internet at www.virtualshareholdermeeting.com/TIVC2023SM.

Q.	Why am I receiving these Proxy Materials?

A.	We sent you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes information related to the proposals being presented for your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TIVC2023SM. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card. We intend to begin mailing this Proxy Statement, the accompanying notice of Special Meeting, the enclosed proxy card, on or about July [__], 2023, to all stockholders of record entitled to vote at the Special Meeting.

Q.	Who is entitled to vote at the Special Meeting?

A.	Only stockholders who owned shares of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, there were 62,177,734 shares of our Common Stock issued and outstanding, which were held by approximately 105 stockholders of record as of such date. Common Stock is our only class of capital stock outstanding and entitled to vote at the Special Meeting. For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on.

Q.	How many shares must be present to conduct business?

A.	The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the Company’s capital stock issued and outstanding, as of the close of business on the Record Date, and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof. A quorum is required to conduct business at the Special Meeting and any adjournment or postponement thereof.

Q.	What will be voted on at the Special Meeting?

A.	The following chart sets forth the proposals scheduled for a vote at the Special Meeting and the vote required for such proposals to be approved.

Proposal	Votes Required	Voting Options	Board Recommendation
Proposal 1: To approve an amendment to our amended and restated certificate of incorporation (our “Charter”) to effect, at the discretion of our Board, a reverse stock split of all of our issued and outstanding shares of Common Stock at a ratio of not less than 1-for-5 and not greater than 1-for-100, such ratio to be determined by our Board at any time within twelve months, without further approval or authorization of our stockholders.

The affirmative (“FOR”) vote of at least a majority in voting power of the shares of our capital stock issued and outstanding as of close of business on the Record Date.

Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have the same effect as “AGAINST” votes. However, because we believe that this proposal will be treated as a routine matter, we do not expect to receive any broker non-votes on this proposal.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 2: To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Special Meeting.

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. Broker non-votes, if any, will not affect the outcome of the vote on this proposal. However, because we believe that this proposal will be treated as a routine matter, we do not expect to receive any broker non-votes with respect to this proposal.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Q.	What shares can I vote at the Special Meeting?

A.	You may vote all of the shares of Common Stock owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.

Some of our stockholders hold shares of our Common Stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered to be, with respect to those shares, the stockholder of record, and these proxy materials were sent directly to you. As the stockholder of record, you have the right to vote virtually at the Special Meeting and to vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the Special Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Special Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q.	How can I vote my shares without attending the Special Meeting?

A.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone or by mail by following the instructions provided on the enclosed proxy card. Record holders have the option of voting by telephone at 1 (800) 690-6903 or by Internet at www.proxyvote.com. Additionally, record holders can vote by filling out the enclosed proxy card, signing it, and returning it in the postage paid return envelope. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

If you submit your vote via phone or the Internet or you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the relevant voting form provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q.	How can I vote my shares at the Special Meeting?

A.	Stockholders who attend the Special Meeting virtually should follow the instructions at www.virtualshareholdermeeting.com/TIVC2023SM to vote during the Special Meeting. Voting online during the Special Meeting will replace any previous votes, and the online polls will close at approximately 10:00 a.m. Pacific Daylight Time on August 11, 2023.

Q.	How do I attend the virtual Special Meeting?

A.	You may attend the Special Meeting virtually, including to vote during the Special Meeting, by logging in at www.virtualshareholdermeeting.com/TIVC2023SM. The Special Meeting will begin at approximately 10:00 a.m. Pacific Daylight Time, with log-in beginning at 9:45 a.m., on August 11, 2023.

Q.	How do I gain admission to the Special Meeting?

A.

You are entitled to participate in the Special Meeting only if you were a stockholder of record who owned shares of our Common Stock at the close of business on July 11, 2023, the Record Date. To attend online and participate in the Special Meeting, stockholders of record will need to use the control number included on their proxy card to log into www.virtualshareholdermeeting.com/TIVC2023SM; beneficial owners who do not have a control number may gain access to the Special Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the Special Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Special Meeting prior to start time. Please allow time for online check-in, which will begin at 9:45 a.m. Pacific Daylight Time on August 11, 2023. If you have difficulties during the check-in time or during the Meeting, please call technical support at (844) 986-0822.

Q.	How are votes counted?

A.	If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board “FOR” Proposal 1, “FOR” Proposal 2, and in the discretion of the proxy holder on any other matters that properly come before the Special Meeting.

Q.	What is a “broker non-vote”?

A.

A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the “NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions, or stockholder proposals. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, in order to ensure that your shares are voted. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Special Meeting will be deemed present at our Special Meeting for purposes of determining whether the necessary quorum exists to proceed with the Special Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that under applicable rules, Proposals 1 and 2 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposals 1 and 2 are treated as routine matters as expected, we do not expect to receive any broker non-votes with respect to Proposals 1 and 2.

Q.	How are abstentions counted?

A.

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining the presence of a quorum.

With regard to Proposal 1, the affirmative vote from the holders of a majority in voting power of the shares of our capital stock issued and outstanding as of close of business on the Record Date is required for approval. Accordingly, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” this proposal.

With regard to Proposal 2, abstentions will be treated as shares that are present and entitled to vote on Proposal 2, and will therefore be treated as a vote “AGAINST” Proposal 2.

Q.	Are dissenters’ rights available with respect to any of the proposals?

A.	Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Special Meeting.

Q.	Can I change my mind after I return my proxy?

A.	Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date, or by attending the Special Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q.	Who is soliciting my vote and who is paying the costs?

A.	Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Notice and the proxy materials, as applicable.

Q.	How can I find out the results of the voting?

A.	We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K within four business days following the Special Meeting.

PROPOSAL 1

APPROVAL OF REVERSE STOCK SPLIT AUTHORIZATION

Overview

On July 5, 2023, the Company’s Board unanimously approved, and declared the advisability of, subject to stockholder approval, an amendment to our Charter to effect, at the discretion of our Board, a reverse stock split of all of our outstanding shares of Common Stock (the “Reverse Split”) by combining outstanding shares of our Common Stock into a lesser number of outstanding shares of Common Stock at a ratio of not less than 1-for-5 and not greater than 1-for-100 at any time within twelve months from the date that stockholder approval is obtained, if ever, with the exact ratio to be set within this range by our Board, at its sole discretion without further stockholder approval (the “Reverse Split Authorization”). The Board may alternatively elect to abandon such proposed amendment and not effect the Reverse Split authorized by our stockholders, in its sole discretion. Upon the effectiveness of the amendment to our Charter effecting the Reverse Split, the outstanding shares of our Common Stock will be reclassified and combined into a lesser number of shares such that one share of our Common Stock will be issued for a specified number of shares of Common Stock outstanding as of the date of the Reverse Split in accordance with the specific ratio determined by the Board, as described herein. The proposed amendment to our Charter to effect the Reverse Split, as more fully described below, will effect the Reverse Split but will not change the number of shares of Common Stock or preferred stock authorized for issuance under our Charter, or the par value of our Common Stock or preferred stock. As of the date of this Proxy Statement, other than as described elsewhere in this Proxy Statement, there are no definitive plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued shares of Common Stock that would be created by the Reverse Split, if implemented.

If this Proposal 1 is approved by our stockholders as proposed, our Board would have the sole discretion to effect the Reverse Split at any time within twelve months from the date that stockholder approval is obtained, if ever, and to fix the specific ratio for the Reverse Split, provided that the ratio would be not less than 1-for-5 and not greater than 1-for-100. We believe that enabling our Board to fix the specific ratio of the Reverse Split within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the Reverse Split will be based on a number of factors, described further below under the heading “Criteria to be Used for Decision to Apply the Reverse Split.”

As discussed in additional detail below, one of the main purposes of effectuating the Reverse Split is to satisfy the $1.00 minimum bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2), for continued listing on the Nasdaq Capital Market (“Nasdaq”). As previously disclosed in the Current Report on Form 8-K filed January 27, 2023, on January 26, 2023, the Company received a deficiency letter from the Listing Qualifications Department of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the closing bid price for the Company’s Common Stock was trading below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market, pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rules, the Company has been provided 180 calendar days, or until July 25, 2023 (the “Initial Compliance Date”), to regain compliance with the Bid Price Requirement. We currently intend to request an extension to regain compliance with the Bid Price Requirement on or before the Initial Compliance Date, as permitted by Nasdaq Listing Rule 5810(3)(A)(ii). Additionally, if the closing bid price of our Common Stock is $0.10 or less for ten consecutive trading days, Nasdaq will provide notice that our Common Stock will be subject to delisting from the Nasdaq Capital Market. In the event that we receive such a delisting notice, we expect that we will submit an appeal and request for a hearing to contest such determination. Given the current price of our Common Stock on the Nasdaq Capital Market, we expect that we will implement the Reverse Split shortly after receiving stockholder approval thereof in order to regain compliance with Nasdaq’s minimum bid price requirement. If stockholders do not approve this Proposal, we will not be able to implement a Reverse Split and our Common Stock could be delisted from Nasdaq.

In light of the recent closing prices of our Common Stock on the Nasdaq Capital Market, volatility of our stock price, changing conditions in the capital markets, the extended time frame in which the Reverse Split decision may be made and other factors relevant to the timing and extent of the Reverse Split, the Board believes that stockholder approval of a range of reverse split ratios from 1-for-5 to 1-for-100 is in the best interests of the Company and its stockholders.

The Reverse Split, if the Reverse Split Authorization is approved by our stockholders, would become effective upon the filing of an amendment to our Charter with the Secretary of State of the State of Delaware, or at the later time set forth in such amendment. A copy of the proposed Certificate of Amendment to our Charter to effect the Reverse Split is attached hereto as Attachment A, and we urge you to read Attachment A in its entirety before casting your vote. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after twelve months from the date that stockholder approval is obtained, if ever. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the Reverse Split if, at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, our Board, in its sole discretion, determines that it is no longer necessary or in our best interest and the best interests of our stockholders to proceed.

In evaluating the Reverse Split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, including, chiefly, maintaining a Nasdaq listing, and believes that increasing the per share market price of our Common Stock as a result of the Reverse Split may encourage greater interest in our Common Stock and enhance the acceptability and marketability of our Common Stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

Criteria to be Used for Decision to Apply the Reverse Split

If our stockholders approve the Reverse Split Authorization, our Board will be authorized to proceed with implementing the Reverse Split. In determining whether to proceed with the Reverse Split and setting the exact ratio of the split, our Board will consider a number of factors, including existing and expected marketability and liquidity of our Common Stock, prevailing market conditions, the Nasdaq listing requirements, the likely effect on the market price of our Common Stock, and our capitalization (including the number of shares of Common Stock issued and outstanding). Notwithstanding approval of the Reverse Split Authorization by our stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effectuate the Reverse Split. If the Board fails to implement the Reverse Split before twelve months from the date that stockholder approval is obtained, if ever, further stockholder approval would be required prior to implementing any reverse stock split.

Effect of the Reverse Split

The Reverse Split, if approved by our stockholders and implemented by our Board, will be effected simultaneously for all outstanding shares of our Common Stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. The Reverse Split will not change the terms of our Common Stock, and will not change the number of shares of capital stock authorized for issuance under our Charter. After the Reverse Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-Reverse Split Common Stock will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act. After the Reverse Split, if implemented in accordance with Nasdaq rules, our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “TIVC.”

As of the effective time of the Reverse Split, we will adjust and proportionately decrease the number of shares of our Common Stock reserved for issuance upon exercise and conversion of, and adjust and proportionately increase the exercise and conversion price of all outstanding options, warrants, and other rights to acquire our Common Stock. In addition, as of the effective time of the Reverse Split, we will adjust and proportionately decrease the total number of shares of our Common Stock that may be the subject of future grants under our 2021 Equity Incentive Plan (the “2021 Plan”).

As noted above, the Reverse Split will not change the number of authorized shares of our preferred stock. As of July 11, 2023, there were no shares of our preferred stock issued and outstanding.

Assuming reverse stock split ratios of 1-for-5 and 1-for-100, which reflect the low and high end of the range that our stockholders are being asked to approve, the following table, which is provided for illustrative purposes only, sets forth approximate information regarding (i) the number of shares of Common Stock that would be authorized for issuance under our Charter, (ii) the number of shares of our Common Stock that would be issued and outstanding, (iii) the number of shares of our Common Stock that would be reserved for issuance pursuant to the 2021 Plan, (iii) the number of shares of Common Stock reserved for issuance upon exercise of outstanding warrants issued outside of the 2021 Plan, and (iv) the per share price of our Common Stock, based on the closing price of our Common Stock on July 11, 2023 ($0.074 per share), each giving effect to the Reverse Split without taking into account the treatment of fractional shares and based on securities outstanding as of July 11, 2023.

	Shares of Common Stock before Reverse Stock Split	Post Reverse Stock Split Ratio of 1-to-5	Post Reverse Stock Split Ratio of 1-to-100
Shares of Common Stock Authorized for Issuance	200,000,000	200,000,000	200,000,000
Shares of Common Stock Issued and Outstanding	62,177,734	12,435,547	621,778
Shares of Common Stock Reserved under the 2021 Plan	1,907,148	381,430	19,072
Shares of Common Stock Reserved for Issuance Upon Exercise of Warrants	2,572,680	514,536	25,727
Price per share, based on the closing price of our Common Stock on July 11, 2023	$0.074	$0.370	$7.400

If this Proposal 1 is approved and our Board elects to effect the Reverse Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the split chosen by our Board. Accordingly, if the Reverse Split is effected, the number of authorized shares of Common Stock available for issuance under our Charter will effectively be proportionally increased relative to the number of outstanding shares post-Reverse Split.

Additionally, if this Proposal 1 is approved and our Board elects to effect the Reverse Split, we would communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split, including the specific ratio selected by our Board. If the Board does not implement the Reverse Split within twelve months from the date that stockholder approval is obtained, if ever, the authority granted in this Proposal to implement the Reverse Split will automatically terminate.

After the effective date of the Reverse Split, our Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

The increase in the number of shares of authorized but unissued and unreserved Common Stock will have an “anti-takeover effect” by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Charter. The increased number of available authorized but unissued shares of Common Stock as a result of the Reverse Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of our Charter and amended and restated bylaws, as amended (“Bylaws”). Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Split

The effect of the Reverse Split upon the market prices for our Common Stock cannot be accurately predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. If the Reverse Split is implemented, the post-split market price of our Common Stock may be less than the pre-Reverse Split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares of our Common Stock outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock. Also, some stockholders may consequently own less than one hundred shares of our Common Stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

In addition, although we believe the Reverse Split may enhance the desirability of our Common Stock to certain potential investors, we cannot assure stockholders that, if implemented, our Common Stock will be more attractive to institutional and other long term investors or that the liquidity of our Common Stock will increase since there would be a reduced number of shares outstanding after the Reverse Split.

Even if our stockholders approve the Reverse Split Authorization and the Reverse Split is effected, there can be no assurance that our Common Stock will not be delisted prior to the date that we are able to effect the Reverse Split or that we will subsequently meet and continue to meet the listing requirements of Nasdaq or any other national exchange.

Although the Reverse Split will not, by itself, have any immediate dilutive effect on our stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of shares of Common Stock authorized for issuance under our Charter would remain unchanged. As a result, additional authorized shares of Common Stock would become available for issuance at such times, and for such purposes, as the Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of our Common Stock are issued in the future, such shares would be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Split Authorization, and if our Board still believes that a reverse stock split is in the best interests of the Company and our stockholders, our Board will determine the ratio of the Reverse Split to be implemented and we will file the Certificate of Amendment to our Charter with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the Reverse Split, stockholders will be notified that the Reverse Split has been effected.

Beneficial Owners of Common Stock. Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders in street name (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock. Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent, Equiniti Trust Company. These stockholders do not hold physical stock certificates evidencing their ownership of our Common Stock. However, they are provided with a statement reflecting the number of shares of our Common Stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Split shares. If a stockholder is entitled to post-Reverse Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our Common Stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock. As soon as practicable after filing the Certificate of Amendment to our Charter effecting the Reverse Split with the Secretary of State of Delaware, we will notify our stockholders that the Reverse Split has been implemented and stockholders will receive instructions for the exchange of their Common Stock certificates for new certificates representing the appropriate number of shares of Common Stock after the Reverse Split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of Common Stock will, until so exchanged, be deemed for all corporate purposes after the filing date of the Certificate of Amendment to evidence ownership of our Common Stock in the proportionately reduced number. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. You should submit them only after you receive instructions from us.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Split shares in connection with the Reverse Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our Charter or Bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.

Accounting Consequences

The par value of our Common Stock will remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on the Company’s balance sheet attributable to our Common Stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. Per share amounts for prior periods will be restated to reflect the Reverse Split. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to the Company and to stockholders that hold shares of our Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who do not hold their shares of our Common Stock as capital assets within the meaning of Section 1221 of the Code, persons who hold their shares of our Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our Common Stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of our Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse stock split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the Reverse Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Split. In addition, we do not expect the Reverse Split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders. Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split, except stockholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the Reverse Split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the Reverse Split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the Reverse Split.

Individual tax circumstances can vary, and stockholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular stockholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-Reverse Split shares.

Vote Required

The affirmative (“FOR”) votes from the holders of at least a majority in voting power of the shares of our capital stock issued and outstanding as of close of business on the Record Date at the Meeting is required to approve the Reverse Split Authorization. Abstentions, if any, will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote “AGAINST” this Proposal 1. Broker non-votes, if any, will have the same effect as “AGAINST” votes. However, because we believe that this proposal will be treated as a routine matter on which a broker or other nominee has discretionary authority to vote, we do not expect to receive any broker non-votes on this Proposal 1.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT AUTHORIZATION

PURSUANT TO THIS PROPOSAL 1

PROPOSAL 2

ADJOURNMENT OF THE SPECIAL MEETING

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1 set forth in this Proxy Statement.

If a quorum is not present at the Special Meeting, our stockholders may be asked to vote on this proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, our stockholders may also be asked to vote on this proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of Proposal 1.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment proposal, the Special Meeting may be adjourned to enable the Board to solicit additional proxies in favor of Proposal 1. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of Proposal 1 to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against Proposal 1.

Our Board believes that, if the number of shares of our Common Stock voting in favor of Proposal 1 at the Meeting is insufficient to approve Proposals 1, it is in the best interests of our stockholders to enable the Board, if it so chooses and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of Proposal 1. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Special Meeting is adjourned, the time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned or postponed.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve the adjournment of the Special Meeting pursuant to this Proposal 2, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board. Abstentions, if any, will be treated as shares that are present and entitled to vote on this Proposal, and will therefore be treated as a vote “AGAINST” this Proposal 2. In the event that there are any broker non-votes, they will not affect the outcome of the vote on this Proposal 2. However, because we believe that the approval of this Proposal will be treated as a routine matter on which a broker or other nominee has discretionary authority to vote, we do not expect to receive any broker non-votes with respect to this Proposal 2.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADJOURNMENT OF THE SPECIAL MEETING PURSUANT TO THIS PROPOSAL 2, TO ANOTHER PLACE, DATE OR TIME, IF DEEMED NECESSARY OR APPROPRIATE, IN THE DISCRETION OF THE BOARD

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our outstanding Common Stock as of July 11, 2023 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), and (iii) all of our directors and named executive officers as a group. To our knowledge, no person beneficially own more than 5% of our outstanding Common Stock. As of July 11, 2023, there were 62,177,734 shares of our Common Stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Common Stock outstanding on that date and all shares of our Common Stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse. The Company does not know of any arrangements the operation of which may at a subsequent date result in a change of control of the Company.

Beneficial owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Jennifer Ernst(2)	1,336,543	2.1%
Kimberly Bambach	—	*
Blake Gurfein, PhD(3)	171,510	*
Dean Zikria(4)	44,119	*
Sheryle Bolton(5)	44,119	*
Karen Drexler(6)	68,445	*
All directors and executive officers as a group (6 persons)	1,664,736	2.7%

*	Less than 1%
(1)	Unless otherwise indicated in the footnotes to the table, the address for each beneficial owner listed is c/o Tivic Health Systems, Inc., 25821 Industrial Blvd., Suite 100, Hayward, CA 94545.
(2)

Includes 1,199,877 shares of common stock held by Ms. Ernst, and options to purchase 136,666 of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of July 11, 2023).

(3)

Includes 111,979 shares of common stock held by Dr. Gurfein, as well as options to purchase 59,531 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of July 11, 2023).

(4)	Includes options to purchase 44,119 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of July 11, 2023).
(5)	Includes options to purchase 44,119 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of July 11, 2023).
(6)

Includes 18,076 shares of common stock held by Ms. Drexler, and options to purchase 50,369 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of July 10, 2023).

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We describe below the transactions and series of similar transactions, since January 1, 2021, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets for the last two fiscal years; and

•

any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements with directors and executive officers, which are described where required under the section above entitled “Executive and Director Compensation.”

In June 2021, we issued a convertible note payable to Jennifer Ernst, our Chief Executive Officer, for total proceeds of $100,000. The note was unsecured, had a term of two years, and accrued interest at a rate of 3% per annum. The note converted into 26,986 shares of our Common Stock upon consummation of our IPO.

In December 2021, the Company entered into an agreement with a significant stockholder for certain product development consultation services. During the year ended December 31, 2021, the Company incurred $3,000 of expenses in connection with the agreement and the amount remained unpaid as of December 31, 2021. During the year ended December 31, 2022, the Company incurred $18,000 of expenses in connection with the agreement. As of December 31, 2022, there were no  amounts owed to the stockholder.

Policies and Procedures Regarding Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The related person transactions disclosed in this Proxy Statement were each approved by the full Board or Audit Committee, as applicable.

Interest of Certain Persons in Matters to be Acted Upon

None of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Special Meeting as described in this Proxy Statement.

STOCKHOLDER PROPOSALS

Our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notices must meet the requirements in our Bylaws and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting in order to be included in our proxy statement. Therefore, to be presented at our 2024 annual meeting of stockholders, such a proposal must be received by us no earlier than February 7, 2024, and no later than March 8, 2024. However, if the date of the 2024 annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be received No earlier than the close of business on the 120th day prior to such annual meeting and no later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, and otherwise comply with the requirements set forth in our Bylaws or requirements of the Exchange Act, then the persons named as proxies in the proxies solicited by the Board for the 2024 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws, which also specify requirements as to the form and content of a stockholder’s notice.

Furthermore, our Bylaws and Rule 14a-19 of the Exchange Act establish advance notice procedures and certain other requirements that stockholder who wish to nominate directors for election at a stockholder meeting. In general, notices must meet the requirements in our Bylaws and Rule 14a-19 of the Exchange Act and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to ensure that stockholder nominees for election of directors will be included for election at our 2024 annual meeting of stockholders, such a proposal must be received by us no earlier than February 7, 2024, and no later than March 8, 2024. However, if the date of the 2024 annual meeting of stockholders is more than 30 days before or after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2024 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws, which also specify requirements as to the form and content of a stockholder’s notice. In addition to satisfying the requirements under our Bylaws, stockholders must comply with all of the additional requirements set forth in Rule 14a-19 of the Exchange Act.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Special Meeting. However, should any other matters properly come before the Special Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company and its stockholders.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Tivic Health Systems, Inc., 25821 Industrial Blvd., Suite 100, Hayward, CA 94545, Attn: Secretary, by registered, certified or express mail or by calling the Company at (888) 276-688.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

We also make available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

By Order of the Board of Directors,

Sheryle Bolton
Chairperson of the Board

July [__], 2023

Attachment A

PROPOSED CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TIVIC HEALTH SYSTEMS, INC.

TIVIC HEALTH SYSTEMS, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Tivic Health Systems, Inc. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 3, 2021, amended on August 31, 2021, and amended and restated on November 12, 2021 (as amended and restated, the “Certificate of Incorporation”).

2. Section A of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph to the end of Section A of Article FOURTH:

“At the effective time of this Certificate of Amendment, each [________] (_____) issued and outstanding shares of Common Stock of the Corporation shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock of the Corporation pursuant to the provisions of this Section A of Article FOURTH, such stockholder shall receive one whole share of Common Stock of the Corporation in lieu of such fractional share and no fractional shares shall be issued.”

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this ___ day of ______, 2023.

TIVIC HEALTH SYSTEMS, INC.

By:
Name:
Title:

SCAN TO VIEW MATERIALS & VOTE TIVIC HEALTH SYSTEMS, VOTE BY INTERNET www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on August 10, 2023. Have your proxy card in hand when you access the web site and follow the instruction to obtain your records and to create an electronic voting instruction form During the meeting Go to www.virtualshareholdermeeting.com/TIVC2023sm You may attend the meeting via the internet and vote during the meeting, Have the information that is printed in the box marked by the arrow available and follow the instruction, VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M> ET on August 10, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broad ridge, 51 Mercedes Way, Edgewood, NY 11717. INC CONTROL # NAME THE COMPANY NAME INC.—COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345 x PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 2 0 The Board of Directors recommends you vote FOR 0000000000 proposals 1 and 2. For Against Abstain 1    Approval of an amendment to our amended and restated certification of incorporation to effect, at the 0 0 0    discretion of our Board of Directors, a reverse stock split of all of our issued and outstanding shares of    common stock at a ratio of not less than 1-for-5 and not greater than 1-for-100, such ratio to be determined    by our Board of Directors at any time within twelve months, without further approval or authorization of our    stockholders. 2    Approval of a proposal to authorize our Board of Directors, in its discretion, to adjourn the Special Meeting 0 0 0    to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in    favor of the proposals listed above at the time of the Special Meeting. NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the Special Meeting of Stockholders or any adjournment or postponement thereof. Investor Address Line 1 0.0.6 Investor Address Line 2 . R1 Investor Address Line 3 Investor Address Line 4                Investor Address Line 5 1 Please sign exactly as your name(s) appear(s) hereon. When signing as _ John Sample attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 1234 ANYWHERE STREET sign. If a corporation or partnership, please sign in fully corporate or ANY CITY, ON A1A 1A1 partnership name, by authorized officer. 0000617610 SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders: The Company’s Notice & Proxy Statement is available at www.proxvvote.com TIVIC HEALTH SYSTEMS, INC. Special Meeting of Stockholders August 11, 2023 This proxy is solicited by the Board of Directors The shareholders(s) hereby appoint(s) Jennifer Emst as proxy and attorney-in-fact with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TIOVIC HEALTH SYSTEMS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders on August 11, 2023, virtually at www.virtualshareholdermeeting.com/TIVC2023SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is given, but this proxy is signed, this proxy will be voted FOR Proposals 1, 2, and in the discretion of the proxy with respect to such other business as may properly come before the meeting. Continued and to be signed on reverse side 00006176102R1.0.06